Exhibit 10.1

AMENDMENT NO. 1 TO UNSECURED TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO UNSECURED TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of November 30, 2021, is among TEAM, INC., a Delaware corporation (the “Borrower”) and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Unsecured Term Loan Credit Agreement, dated as of November 9, 2021 (from time to time further amended, supplemented, restated, amended and restated or otherwise modified the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement; and

WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement and the Lenders have agreed, subject to the terms and conditions set forth herein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 6, 2021, and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to 11:59 P.M. on December 7, 2021; and

WHEREAS, the Borrower and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement.

(a)	The definition of “Interest Payment Date” in the Credit Agreement is hereby amended to replace the reference to “December 1, 2021” therein with a reference to “11:59 P.M. on December 6, 2021.”

(b)	Section 7.18 of the Credit Agreement is hereby amended to replace each reference to “November 30, 2021” therein with a reference to “11:59 P.M. on December 7, 2021.”

(c)	Item (vii) on Schedule 7.21 to the Credit Agreement is hereby amended to replace the reference to “December 1, 2021” therein with a reference to “11:59 P.M. on December 6, 2021.”

2.	Effectiveness.

Section 1 of this Amendment shall become effective on the date that the Agent shall have received counterparts to this Amendment, duly executed by the Borrower and all the Lenders.

3.	Entire Agreement.

This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 of the Credit Agreement (Amendments, Waivers and Consents).

4.	Full Force and Effect of Credit Agreement.

This Amendment is a Loan Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

5.	Counterparts; Effectiveness.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

6.	Governing Law; Jurisdiction; Waiver of Jury Trial.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (Submission to Jurisdiction) and 12.17 (Jury Trial) of the Credit Agreement are hereby incorporated herein by this reference.

7.	References.

All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TEAM, INC., as Borrower

By:	/s/ André C. Bouchard
Name: André C. Bouchard
Title: Executive Vice President, Chief Legal Officer and Secretary

[Team, Inc. Unsecured Term Loan Credit Agreement

Amendment No. 1 Signature Page]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as Lender

By:	/s/ Eric Soderlund
Name: Eric Soderlund
Title: Authorized Signatory

CORRE HORIZON FUND, LP, as Lender

By:	/s/ Eric Soderlund
Name: Eric Soderlund
Title: Authorized Signatory

CORRE HORIZON FUND II, LP, as Lender

By:	/s/ Eric Soderlund
Name: Eric Soderlund
Title: Authorized Signatory

[Team, Inc. Unsecured Term Loan Credit Agreement

Amendment No. 1 Signature Page]